                                                                     EXHIBIT 4.9

COMMON STOCK                                                       COMMON STOCK


  NUMBER                                                             SHARES

                         MEGABANK FINANCIAL CORPORATION
              Incorporated Under the Laws of the State of Colorado

                                                        -----------------------
                                                           CUSIP  Applied for
                                                        -----------------------

                                                              SEE REVERSE
                                                        FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT


Is The Owner of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                         MEGABANK FINANCIAL CORPORATION

transferable on the books of the Corporation by the owner thereof in person or by authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented herein are issued and shall be held subject to all of the provisions of the Articles of Incorporation of the Corporation and the Bylaws of the Corporation and all amendments thereto, to all of which the owner by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the and Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



       SECRETARY                    [SEAL]                      PRESIDENT



COUNTERSIGNED AND REGISTERED:



By ________________________________________________
    Transfer Agent & Registrar Authorized Signature        .

                         MEGABANK FINANCIAL CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM    -as tenants in common                     UNIF GIFT MIN ACT-..............Custodian..............
       TEN ENT    -as tenants by the entireties                                    (Cust)              (Minor)
       JT TEN     -as joint tenants with right of                               under Uniform Gifts to Minors
                      survivorship and not as tenants                           Act ...............................
                      in common                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

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For Value Received, _________________________does hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------

--------------------


-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,INCLUDING ZIP CODE, OF ASSIGNEE)


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------------------------------------------------------------------------ Shares
of the Common Stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

-------------------------------------------------------------- attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated  ____________________________



                           Signature:
                           ----------------------------------------------------


                           ----------------------------------------------------
                           NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:



-----------------------------------------


The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.

THE CORPORATION IS AUTHORIZED TO ISSUE STOCK OF MORE THAN ONE CLASS OR SERIES. THE CORPORATION WILL FURNISH UPON REQUEST AND WITHOUT CHARGE WRITTEN INFORMATION ON THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS FOR EACH CLASS OR SERIES OF STOCK, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE CLASSES OR SERIES.